Exhibit 8

                                  May 13, 2003


Ms. Richelle S. Maestro
General Counsel
Delaware Management Company
1 Commerce Square, 2005 Market Street
Philadelphia, PA  19103

        Re:    Amendment to Participation Agreement and Schedules

Dear Ms. Maestro:

        Enclosed please find amended Schedule A and Schedule B, effective June 2, 2003, to our participation agreement dated April 20, 2001, as amended from time to time, with Delaware Group Premium Fund, Delaware Management Company, and Delaware Distributors, L.P. (the "Agreement").

        The amended Schedule A reflects the addition of the Schwab Select Annuity. Amended Schedule A shall replace in its entirety the existing Schedule A.

        The amended Schedule B reflects the addition of the Designated Portfolios available under the Schwab Select Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                               Very truly yours,

                               Great-West Life & Annuity Insurance Company

                               By:  _________________________________
                               Chris R. Bergeon
                               Vice President, Financial Institution Markets

                               Charles Schwab & Co., Inc.

                               By:  _________________________________
                               Tina M. Perrino
                               Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

Delaware Group Premium Fund
By: __________________________
Title: _________________________
Date: _________________________

Delaware Management Company
By: __________________________
Title: _________________________
Date: _________________________

                          Delaware Distributors, L.P.
                        By: ____________________________
                       Title: __________________________
                        Date: __________________________

cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                          SCHEDULE A

Contracts                                                 Form Numbers
---------                                                 ------------
[Great-West Life & Annuity Insurance Company]
Group Variable/Fixed Annuity Contract                     J434
Individual Variable Annuity/Fixed Annuity Contract        J434IND
Group Variable Annuity Contract                           J444MMF
                                                          J444SA
Individual Variable Annuity Contract                      J444INDSA
                                                          J444INDMMF

                                          SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
Delaware VIP Small Cap Value Series

[Schwab Signature Annuity]
Delaware VIP Small Cap Value Series